Number 9280-192      Filed with the Department of State on Oct 23, 1992
       ----------
Entity Number 2134544                                             /s/
              ----------             --------------------------------
                                      Secretary of the Commonwealth

                      ARTICLES OF INCORPORATION FOR PROFIT
                   DSC8:15-1340621022303270228037102a (Rev 9C)

Indicate type of domestic corporation (check one):

X  Business-stock (15 Pa. C.S. Section 1306)                   Management (15 Pa.C.S. Section 2702)
--                                                          --

   Business nonstock (15 Pa. C.S. Section 2102)                Professional (15 Pa. C.S. Section 2903)
--                                                          --
   Business-statutory close (15 Pa. C.S. Section 2303)         Cooperative (15 Pa. C.S. Section 7102A)
--                                                          --

In compliance with the requirements of the applicable provisions of 15 Pa. C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby state(s) that:

1.       The name of the corporation is IDT, INC.

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:
              The Bourse, Building 2500, Second Floor
         (a)   2275 Swallow Hill Road     Pittsburgh     Pennsylvania    15220
                Number and Street            City           State          Zip
         (b)  c/o
                    Name of Commercial Registered Office Provider        County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

The aggregate number of shares authorized is 10,000 (other provisions, if any, attach 8 1/2 x 11 sheet)

The name and address, including street and number, if any, of each incorporator is:

Name                         Address
                             Houston Harbaugh, P.C.
THOMAS J. MILLER             1200 Two Chatham Ctr., Pittsburgh, PA  15219

The specified effective date, if any is
                                       --------------------------------------
                                         month    day    year    hour, if any

Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a

"public offering" within the meaning of the Securities Act of 1933 (15 U.S.C.
Section 77 seq.)

Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is:___________________________

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 22nd day of October, 1992.



                               /s/
   -------------------------------        ----------------------------------
             (Signature)                             Signature
   Thomas J. Miller, Incorporator

Number                            Filed with the Department of State of
      ------------------                                               ----
Number
      ------------------          -----------------------------------------
                                       Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSC8:15-1915(Rev 9C)

In compliance with the requirements of 15 Pa. C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.       The name of the corporation is: IDT, Inc.


2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial register office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
              The Bourse, Building 2500, Second Floow
         (a)   2275 Swallow Hill Road     Pittsburgh   Pa     15220   Allegheny
               ----------------------------------------------------------------
               Number and Street              City   State    Zip      County

         (b) c/o
                 --------------------------------------------------------------
                  Name of Commercial Registered Office Provider
         For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which is was incorporated is: Business Corporation Law of 1988

4.       The date of its incorporation is October 23, 1992

5.       (Check, and if appropriate complete, one of the following):

          X The amendment shall be effective upon filing these Articles of -- Amendment in the Department of State.

          X  The amendment shall be effective on:             at
         --                                      -------------  ---------------
                                                    Date              Hour
6.       (Check one of the following):

             The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S.Section 1914(a) and (b).
         --

          X The amendment was adopted by the board of directors pursuant to -- 15 Pa.C.S.Section 1914(c).

7.       (Check, and if appropriate complete, one of the following):

          X The amendment adopted by the corporation, set forth in full, as -- follows:

         Paragraph 4 of the Articles of Incorporation shall be amended as follows:
             "4. The aggregate number of shares authorized is 40,000,000 shares of common stock, each such share having a par value of $0.01."

             The amendment adopted by the corporation as set forth in full in -- Exhibit A attached hereto and made a part hereof.

8.       Check if the amendment restates the Articles):

             The restated Articles of Incorporation supersede the original -- Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this ____ day of January, 1994.


                                           IDT, INC.
                                           ----------------------------------
                                          (Name of Corporation)

                                           By:                    /s/
                                              -----------------------
                                          Title: Glenn Keeling, President
                                                 -------------------------

Number                              Filed with the Department of State of
      -------------------           Sept. 19, 1994


Number 2134544                      ------------------------------------
      -------------------              Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa. C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.       The name of the corporation is: IDT, INC.


2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial register office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
    The Bourse, Building 2500, Second Floor
(a)  2275 Swallow Hill Road      Pittsburgh        Pa       15220     Allegheny
    --------------------------------------------------------------------------
      Number and Street            City           State      Zip       County

(b) c/o
        ----------------------------------------------------------------------
                  Name of Commercial Registered Office Provider
For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which is was incorporated is: Business Corporation Law of 1988

4.       The date of its incorporation is OCTOBER 23, 1992

5.       (Check, and if appropriate complete, one of the following):

             The amendment shall be effective upon filing these Articles of -- Amendment in the Department of State.

             The amendment shall be effective on:              at
         --                                      -------------    -------------
                                                     Date              Hour
6.       (Check one of the following):

         XX  The amendment was adopted by the shareholders (or members)
         --  pursuant to 15   Pa.C.S.Section 1914(a) and (b).

             The amendment was adopted by the board of directors pursuant -- to 15 Pa.C.S.Section 1914(c).

7.       (Check, and if appropriate complete, one of the following):

          X The amendment adopted by the corporation, set forth in full, -- as follows:



         Paragraph 7 of the Articles of Incorporation shall be amended as follows:

             "7.  Additional Provisions: There shall be no cumulative voting in any election of Directors."

             The amendment adopted by the corporation as set forth in full in -- Exhibit A attached hereto and made a part hereof.

8.       Check if the amendment restates the Articles):

             The restated Articles of Incorporation supersede the original -- Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this ____ day of September, 1994.


                                            IDT, INC.
                                            ----------------------------------
                                           (Name of Corporation)

                                            By:                         /s/
                                               ----------------------------

                                            Title: Glenn Keeling, President
                                                   ---------------------------

Number                              Filed with the Department of State of
      ---------------------         Apr 03 1997


Number  2134544
      ---------------------         -------------------------------------
                                        Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa. C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.        The name of the corporation is:  IDT, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial register office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
     The Bourse, Building 2500, Second Floor
(a)   2275 Swallow Hill Road       Pittsburgh       Pa     15220     Allegheny
   ---------------------------------------------------------------------------
        Number and Street            City          State    Zip      County

(b) c/o
       ----------------------------------------------------------------------
                  Name of Commercial Registered Office Provider
For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which is was incorporated is: 1988 PA Business Corporation Law

4.        The date of its incorporation is October 23, 1992

5.        (Check, and if appropriate complete, one of the following):

          X   The amendment shall be effective upon filing these Articles of
          --  Amendment in the Department of State.

          --  The amendment shall be effective on:              at
                                                  -------------   --------------
                                                      Date            Hour
6.        (Check one of the following):

          XX The amendment was adopted by the shareholders (or members) -- pursuant to 15 Pa.C.S.Section 1914(a) and (b).

              The amendment was adopted by the board of directors pursuant -- to 15 Pa.C.S.Section 1914(c).

7.        (Check, and if appropriate complete, one of the following):

           X The amendment adopted by the corporation, set forth in full, as -- follows:



          Paragraph 4 of the Articles of Incorporation shall be amended as follows:
              "4.   The aggregate number of shares authorized is 80,000,000
                 shares, $0.01 per value."."

              The amendment adopted by the corporation as set forth in full in -- Exhibit A attached hereto and made a part hereof.

8.        Check if the amendment restates the Articles):

              The restated Articles of Incorporation supersede the original -- Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this ____ day of September, 1994.


                                            IDT, INC.
                                            ----------------------------------
                                            (Name of Corporation)

                                            By:                      /s/
                                               -------------------------
                                            Title: Glenn Keeling, President
                                                   --------------------------